OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS

9. OTHER NON-CURRENT ASSETS

	As of December 31,
	2011	2012
Deposits on residential apartments for employees	$16,269	$16,309
Others	3,200	3,440

Total	$19,469	$19,749

Deposits on residential apartments represent amounts the Company paid to a third-party real estate company as down payments to purchase the rights to 332 units of a residential apartment, currently under construction, that the Company expects to make available for its employees to purchase. As of December 31, 2012, $16.3 million had been paid, and an additional commitment of $4.0 million is expected to be paid in 2013. The amounts will be repaid to the Company when the units are acquired by the employees. The residential apartments will be available for purchase by the employees in the first quarter of 2013.